                             ARTICLES SUPPLEMENTARY
                                       OF
                       THE HARTFORD MUTUAL FUNDS II, INC.

     The Hartford Mutual Funds II, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue one hundred thirty eight billion five hundred fifty million (138,550,000,000) shares of $0.0001 par value common stock, having an aggregate par value of thirteen million eight hundred fifty five thousand ($13,855,000) as listed below:

                                                                NUMBER OF
                          SERIES                            SHARES IN SERIES
                          ------                            ----------------
The Hartford SmallCap Growth Fund                            21,000,000,000
   The Hartford SmallCap Growth Fund - Class A                5,000,000,000
   The Hartford SmallCap Growth Fund - Class B                5,000,000,000
   The Hartford SmallCap Growth Fund - Class C                5,000,000,000
   The Hartford SmallCap Growth Fund - Class H                1,500,000,000
   The Hartford SmallCap Growth Fund - Class L                1,500,000,000
   The Hartford SmallCap Growth Fund - Class M                1,500,000,000
   The Hartford SmallCap Growth Fund - Class N                1,000,000,000
   The Hartford SmallCap Growth Fund - Class Y                  500,000,000

The Hartford Growth Fund                                     21,000,000,000
   The Hartford Growth Fund - Class A                         5,000,000,000
   The Hartford Growth Fund - Class B                         5,000,000,000
   The Hartford Growth Fund - Class C                         5,000,000,000
   The Hartford Growth Fund - Class H                         1,500,000,000
   The Hartford Growth Fund - Class L                         1,500,000,000
   The Hartford Growth Fund - Class M                         1,500,000,000
   The Hartford Growth Fund - Class N                         1,000,000,000
   The Hartford Growth Fund - Class Y                           500,000,000
The Hartford Growth Opportunities Fund                       17,800,000,000
   The Hartford Growth Opportunities Fund - Class A           4,000,000,000
   The Hartford Growth Opportunities Fund - Class B           4,000,000,000
   The Hartford Growth Opportunities Fund - Class C           4,000,000,000
   The Hartford Growth Opportunities Fund - Class H           1,450,000,000
   The Hartford Growth Opportunities Fund - Class L           1,450,000,000
   The Hartford Growth Opportunities Fund - Class M           1,000,000,000
   The Hartford Growth Opportunities Fund - Class N           1,000,000,000
   The Hartford Growth Opportunities Fund - Class Y             450,000,000
   The Hartford Growth Opportunities Fund - Class Z             450,000,000
The Hartford Tax-Free Minnesota Fund                         19,250,000,000
   The Hartford Tax-Free Minnesota Fund - Class A             4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class B             4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class C             4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class E             1,450,000,000
   The Hartford Tax-Free Minnesota Fund - Class H             1,450,000,000

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                                       -3-


   The Hartford Tax-Free Minnesota Fund - Class L             1,450,000,000
   The Hartford Tax-Free Minnesota Fund - Class M             1,450,000,000
   The Hartford Tax-Free Minnesota Fund - Class N             1,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class Y               450,000,000
The Hartford Tax-Free National Fund                          19,250,000,000
   The Hartford Tax-Free National Fund - Class A              4,000,000,000
   The Hartford Tax-Free National Fund - Class B              4,000,000,000
   The Hartford Tax-Free National Fund - Class C              4,000,000,000
   The Hartford Tax-Free National Fund - Class E              1,450,000,000
   The Hartford Tax-Free National Fund - Class H              1,450,000,000
   The Hartford Tax-Free National Fund - Class L              1,450,000,000
   The Hartford Tax-Free National Fund - Class M              1,450,000,000
   The Hartford Tax-Free National Fund - Class N              1,000,000,000
   The Hartford Tax-Free National Fund - Class Y                450,000,000
The Hartford U.S. Government Securities Fund                 19,250,000,000
   The Hartford U.S. Government Securities Fund - Class A     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class B     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class C     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class E     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class H     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class L     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class M     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class N     1,000,000,000
   The Hartford U.S. Government Securities Fund - Class Y       450,000,000
The Hartford Value Opportunities Fund                        21,000,000,000
   The Hartford Value Opportunities Fund - Class A            5,000,000,000

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                                       -4-


   The Hartford Value Opportunities Fund - Class B            5,000,000,000
   The Hartford Value Opportunities Fund - Class C            5,000,000,000
   The Hartford Value Opportunities Fund - Class H            1,500,000,000
   The Hartford Value Opportunities Fund - Class L            1,500,000,000
   The Hartford Value Opportunities Fund - Class M            1,500,000,000
   The Hartford Value Opportunities Fund - Class N            1,000,000,000
   The Hartford Value Opportunities Fund - Class Y              500,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation's Articles of Amendment and Restatement and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to one hundred forty four billion five hundred million (144,500,000,000) shares of $0.0001 par value common stock, having an aggregate par value of fourteen million four hundred fifty thousand ($14,450,000) as classified below:

                                                                NUMBER OF
                          SERIES                            SHARES IN SERIES
                          ------                            ----------------
The Hartford SmallCap Growth Fund                            22,500,000,000
   The Hartford SmallCap Growth Fund - Class A                5,000,000,000
   The Hartford SmallCap Growth Fund - Class B                5,000,000,000
   The Hartford SmallCap Growth Fund - Class C                5,000,000,000
   The Hartford SmallCap Growth Fund - Class H                1,500,000,000
   THE HARTFORD SMALLCAP GROWTH FUND - CLASS I                1,500,000,000
   The Hartford SmallCap Growth Fund - Class L                1,500,000,000
   The Hartford SmallCap Growth Fund - Class M                1,500,000,000
   The Hartford SmallCap Growth Fund - Class N                1,000,000,000
   The Hartford SmallCap Growth Fund - Class Y                  500,000,000

The Hartford Growth Fund                                     22,500,000,000
   The Hartford Growth Fund - Class A                         5,000,000,000
   The Hartford Growth Fund - Class B                         5,000,000,000
   The Hartford Growth Fund - Class C                         5,000,000,000
   The Hartford Growth Fund - Class H                         1,500,000,000
   THE HARTFORD GROWTH FUND - CLASS I                         1,500,000,000
   The Hartford Growth Fund - Class L                         1,500,000,000
   The Hartford Growth Fund - Class M                         1,500,000,000
   The Hartford Growth Fund - Class N                         1,000,000,000
   The Hartford Growth Fund - Class Y                           500,000,000
The Hartford Growth Opportunities Fund                       19,250,000,000
   The Hartford Growth Opportunities Fund - Class A           4,000,000,000
   The Hartford Growth Opportunities Fund - Class B           4,000,000,000
   The Hartford Growth Opportunities Fund - Class C           4,000,000,000
   The Hartford Growth Opportunities Fund - Class H           1,450,000,000
   THE HARTFORD GROWTH OPPORTUNITIES FUND - CLASS I           1,450,000,000
   The Hartford Growth Opportunities Fund - Class L           1,450,000,000
   The Hartford Growth Opportunities Fund - Class M           1,000,000,000
   The Hartford Growth Opportunities Fund - Class N           1,000,000,000
   The Hartford Growth Opportunities Fund - Class Y             450,000,000
   The Hartford Growth Opportunities Fund - Class Z             450,000,000
The Hartford Tax-Free Minnesota Fund                         19,250,000,000
   The Hartford Tax-Free Minnesota Fund - Class A             4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class B             4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class C             4,000,000,000

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                                       -6-


   The Hartford Tax-Free Minnesota Fund - Class E             1,450,000,000
   The Hartford Tax-Free Minnesota Fund - Class H             1,450,000,000
   The Hartford Tax-Free Minnesota Fund - Class L             1,450,000,000
   The Hartford Tax-Free Minnesota Fund - Class M             1,450,000,000
   The Hartford Tax-Free Minnesota Fund - Class N             1,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class Y               450,000,000
The Hartford Tax-Free National Fund                          19,250,000,000
   The Hartford Tax-Free National Fund - Class A              4,000,000,000
   The Hartford Tax-Free National Fund - Class B              4,000,000,000
   The Hartford Tax-Free National Fund - Class C              4,000,000,000
   The Hartford Tax-Free National Fund - Class E              1,450,000,000
   The Hartford Tax-Free National Fund - Class H              1,450,000,000
   The Hartford Tax-Free National Fund - Class L              1,450,000,000
   The Hartford Tax-Free National Fund - Class M              1,450,000,000
   The Hartford Tax-Free National Fund - Class N              1,000,000,000
   The Hartford Tax-Free National Fund - Class Y                450,000,000
The Hartford U.S. Government Securities Fund                 19,250,000,000
   The Hartford U.S. Government Securities Fund - Class A     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class B     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class C     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class E     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class H     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class L     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class M     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class N     1,000,000,000
   The Hartford U.S. Government Securities Fund - Class Y       450,000,000

The Hartford Value Opportunities Fund                        22,500,000,000
   The Hartford Value Opportunities Fund - Class A            5,000,000,000
   The Hartford Value Opportunities Fund - Class B            5,000,000,000
   The Hartford Value Opportunities Fund - Class C            5,000,000,000
   The Hartford Value Opportunities Fund - Class H            1,500,000,000
   THE HARTFORD VALUE OPPORTUNITIES FUND - CLASS I            1,500,000,000
   The Hartford Value Opportunities Fund - Class L            1,500,000,000
   The Hartford Value Opportunities Fund - Class M            1,500,000,000
   The Hartford Value Opportunities Fund - Class N            1,000,000,000
   The Hartford Value Opportunities Fund - Class Y              500,000,000

THIRD: Shares of the Corporation's Class A, B, C, E, H, I, L, M, N, Y and Z Common Stock shall have all of the rights, preferences and privileges as set forth in the Corporation's previously filed Articles of Amendment and Restatement and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on May 10, 2006 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to CLASS I OF CERTAIN SERIES of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds II, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Michael G. Phillips, its Assistant Secretary, this fourteenth day of June 2006.

                                        THE HARTFORD MUTUAL FUNDS II, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                        Name: Edward P. Macdonald
                                        Title: Vice President


Attest:


/s/ Michael G. Phillips
-------------------------------------
Name: Michael G. Phillips
Title: Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds II, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald